Exhibit 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350

The undersigned, Dennis M. Mulroy, Chief Financial Officer, of SeraCare Life Sciences, Inc. (the “Company”), pursuant to 18 U.S.C. §1350, hereby certifies:

(i)	the Quarterly Report on Form 10-Q for the period ended March 31, 2003 of the Company (the “Report”) fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 13, 2003

/s/ DENNIS M. MULROY

Dennis M. Mulroy Chief Financial Officer

This certification accompanies this Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to SeraCare Life Sciences, Inc. and will be retained by SeraCare Life Sciences, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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